                                  UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12


                         TEXAS CAPITAL BANCSHARES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                      N/A
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.
   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.
   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

        -----------------------------------------------------------------------

                         TEXAS CAPITAL BANCSHARES, INC.
                              2100 McKinney Avenue
                                    9th Floor
                               Dallas, Texas 75201

                                                                   June 16, 2000

Dear Stockholder:

         You are cordially invited to attend the annual meeting of stockholders of Texas Capital Bancshares, Inc., a Delaware corporation and the holding company for Texas Capital Bank, National Association. The annual meeting will be on Tuesday, July 18, 2000 at 5:00 p.m. in the offices of Texas Capital Bank, National Association at 2100 McKinney Avenue, 9th Floor, Dallas, Texas 75201.

         The attached Notice of Annual Meeting of Stockholders and Proxy Statement describes the formal business to be transacted at the annual meeting. Certain directors and officers will be present at the annual meeting and will be available to respond to any questions you may have.

         We urge you to review carefully the accompanying materials and to return the enclosed proxy card promptly. Please sign, date and return the enclosed proxy card without delay. If you attend the annual meeting you may vote in person even if you have previously mailed a proxy.

         On behalf of the board of directors and all the employees of TCBI and its operating entities, I wish to thank you for your continued support. We appreciate your interest.

                                    Sincerely,



                                    Joseph M. Grant
                                    Chairman and Chief Executive Officer

                         TEXAS CAPITAL BANCSHARES, INC.
                              2100 McKinney Avenue
                                    9th Floor
                               Dallas, Texas 75201


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


TO THE STOCKHOLDERS:

         NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of Texas Capital Bancshares, Inc., a Delaware corporation and the holding company for Texas Capital Bank, National Association, will be on Tuesday, July 18, 2000, at 5:00 p.m. in the offices of Texas Capital Bank, National Association at 2100 McKinney Avenue, 9th Floor, Dallas, Texas 75201.

         A proxy statement and proxy card for this annual meeting are enclosed. The annual meeting is for the purpose of considering and voting upon the following matters:

         1. election of thirteen (13) directors for terms of one year each or until their successors are elected and qualified, and

         2.       approval of the 2000 Employee Stock Purchase Plan, and

         3. transaction of other business that properly comes before the annual meeting or any postponement or adjournment thereof.

         Information about the matters to be acted upon at the annual meeting is set forth in the accompanying proxy statement. Our board of directors recommends that you vote FOR each of the nominees for director and FOR the approval of the 2000 Employee Stock Purchase Plan.

         Only those stockholders who owned shares of our voting common stock on June 15, 2000, the record date established by our board of directors, will be entitled to vote at the annual meeting and at any postponements or adjournments thereof. If there are not sufficient votes for a quorum or approval of any of the foregoing proposals at the time of the annual meeting, the board may adjourn or postpone the annual meeting in order to solicit further proxies.

         Stockholders are cordially invited to attend the annual meeting in person. However, to assure your representation at that annual meeting, we urge you to mark, sign, date and return the enclosed proxy. If you attend the annual meeting, you may vote in person even if you have returned a proxy. A list of stockholders entitled to vote at the annual meeting will be available for inspection by any stockholder from July 7, 2000 until the annual meeting at the site of the annual meeting. The list will also be available at the annual meeting.

                                    By order of the board of directors,


                                    Larry A. Makel
                                    Secretary

June 16, 2000
Dallas, Texas

                                 PROXY STATEMENT
                                TABLE OF CONTENTS

MEETING INFORMATION...............................................................................................1
RECORD DATE AND VOTING SECURITIES.................................................................................1
QUORUM AND VOTING.................................................................................................1
SOLICITATION AND VOTING OF PROXIES................................................................................2
PROPOSAL NO. 1: ELECTION OF DIRECTORS.............................................................................2
     Nominees.....................................................................................................2
     Required Vote, Recommendation................................................................................4
PROPOSAL NO. 2: PROPOSED ADOPTION OF 2000 EMPLOYEE STOCK PURCHASE PLAN............................................5
     Purpose of the 2000 Employee Stock Purchase Plan.............................................................5
     Eligibility..................................................................................................5
     Operation....................................................................................................5
     Termination of Participation.................................................................................6
     Transfer Restrictions........................................................................................6
     Authorized Shares, Limits on Contributions...................................................................6
     Administration...............................................................................................6
     Amendment or Termination of the 2000 Employee Stock Purchase Plan............................................6
     Federal Income Tax Consequences..............................................................................7
     Required Vote, Recommendation................................................................................7
OTHER MATTERS.....................................................................................................7
MEETINGS OF THE BOARD OF DIRECTORS................................................................................7
COMMITTEES OF THE BOARD OF DIRECTORS..............................................................................7
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT....................................................8
DIRECTORS' COMPENSATION...........................................................................................9
EXECUTIVE COMPENSATION........................................................................................... 9
     Compensation Committee Report on Executive Compensation......................................................9
     Summary Compensation Table..................................................................................11
     Fiscal Year-End Option/SAR Values...........................................................................11
     Compensation and Stock Option Committee Interlocks and Insider Participation................................12
     Indebtedness of Management and Transactions With Certain Related Persons....................................12
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE..........................................................12
INDEPENDENT AUDITORS.............................................................................................12
ADDITIONAL INFORMATION...........................................................................................12
     Stockholder Nominees for Director for This Annual Meeting...................................................12
     Stockholder Proposals For Annual Meeting Held in 2001.......................................................12
     Form 10.....................................................................................................13

                         TEXAS CAPITAL BANCSHARES, INC.
                              2100 McKinney Avenue
                                    9th Floor
                               Dallas, Texas 75201


                                 PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                                ON JULY 18, 2000

                  --------------------------------------------


                               MEETING INFORMATION

         This proxy statement is being furnished to Texas Capital Bancshares, Inc. ("TCBI") stockholders on June 16, 2000, in connection with the solicitation of proxies by the board of directors to be voted at the annual meeting of stockholders. The annual meeting will be on Tuesday, July 18, 2000, at 5:00 p.m. in the offices of Texas Capital Bank, National Association (the "Bank") at 2100 McKinney Avenue, 9th Floor, Dallas, Texas 75201. TCBI is the parent of the Bank.

         The purpose of the annual meeting is to consider and act upon:

         1.       election of thirteen (13) directors,

         2.       approval of the 2000 Employee Stock Purchase Plan, and

         3. other matters as may properly come before the annual meeting or any postponements or adjournments thereof.


                        RECORD DATE AND VOTING SECURITIES

         You are entitled to one vote for each share of voting common stock you own. However, you will not be entitled to vote any shares of Series A-1 Nonvoting Common Stock you own.

         Your proxy will be voted in accordance with the directions you specify in the proxy. If you do not provide directions in the proxy but sign the proxy and return it, your proxy will be voted (a) FOR each of the nominees for director named in the proxy statement, (b) FOR the 2000 Employee Stock Purchase Plan, and (c) in the discretion of the proxy holders, for any other proposals that properly come before the annual meeting.

         Only those stockholders that owned shares of our voting common stock on June 15, 2000, the record date established by the board of directors, will be entitled to vote at the annual meeting. At the close of business on the record date, there were 9,434,429 shares of voting common stock outstanding that are entitled to be voted and are held by 766 stockholders.


                                QUORUM AND VOTING

         In order to have a quorum to transact business at the annual meeting, at least a majority of the total number of issued and outstanding shares of common stock must be present at the annual meeting, in person or by proxy. If there are not sufficient votes for a quorum or to approve any proposal at the time of the annual meeting, the board may postpone or adjourn the annual meeting in order to permit the further solicitation of proxies. Abstentions and broker non-votes will be counted toward a quorum but will not be counted in the votes for each of the proposals presented at the meeting.

                       SOLICITATION AND VOTING OF PROXIES

         It is important that you are represented by proxy or are present in person at the annual meeting. We request that you vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. Your proxy will be voted in accordance with the directions you provide. If you sign, date and return your proxy but do not provide any instructions, your proxy will be voted FOR each of the nominees as directors and FOR the approval of the 2000 Employee Stock Purchase Plan.

         Other than the two matters listed above, we are not aware of any additional matters that will be presented for consideration at the annual meeting. However, if any additional matters are properly brought before the annual meeting, your proxy will be voted in the discretion of the proxy holder.

         You may revoke your proxy at any time prior to its exercise by:

         1. filing a written notice of revocation with the secretary of TCBI,

         2. delivering to TCBI a duly executed proxy bearing a later date, or

         3. attending the annual meeting, filing a notice of revocation with the secretary and voting in person.

         TCBI will pay the costs of this proxy solicitation. The directors, officers and regular employees of TCBI and the Bank may also solicit proxies by telephone or in person but will not be paid additional compensation to do so.


                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

         We currently have thirteen (13) directors on the board of directors. Directors serve a one-year term or until their successors are elected and qualified. Each of the nominees currently serves as a director and has indicated his willingness to continue to serve as a director if elected. However, if any of the nominees is unable or declines to serve for any reason, your proxy will be voted (unless you specify otherwise) for the election of a substitute nominee selected by the proxy holders.

NOMINEES

         At the annual meeting, the stockholders will elect thirteen (13) directors. The board of directors recommends a vote FOR each of the nominees set forth below:

NAME                                                                   AGE     POSITION
----                                                                   ---     --------
GREGG L. ENGLES                                                         42     Director
Chairman and CEO, Suiza Foods Corporation

JOHN C. GOFF                                                            44     Director
Managing Principal, Goff Moore Strategic Partners, L.P. and Vice
Chairman and CEO of Crescent Real Estate Equities Co.

JOSEPH M. (JODY) GRANT                                                  61     Chairman, Chief Executive Officer
Chairman and CEO, Texas Capital Bancshares, Inc.                               and Director

FREDERICK  B. HEGI, JR.                                                 56     Director
Principal, Wingate Partners

NAME                                                                   AGE     POSITION
----                                                                   ---     --------
JAMES R. HOLLAND, JR.                                                   56     Director
President and CEO, Unity Hunt, Inc.

RALEIGH HORTENSTINE III                                                 53     President and Director
President, Texas Capital Bancshares, Inc.

GEORGE F. JONES, JR.                                                    56     Director
President and CEO, Texas Capital Bank, N.A.

WALTER W. (BO) MCALLISTER III                                           58     Director
Chairman, Texas Insurance Agency, Inc.

R. DRAYTON MCLANE, JR.                                                  63     Director
Chairman, McLane Group, L.P.

LEE ROY MITCHELL                                                        63     Director
Chairman and CEO, Cinemark USA, Inc.

MARSHALL B. PAYNE                                                       43     Director
Vice President, Cardinal Investment Company, Inc.

JOHN C. SNYDER                                                          58     Director
Chairman, Santa Fe Snyder Corporation

THEODORE H. STRAUSS                                                     75     Director
Senior Managing Director, Bear Stearns & Co., Inc.

         GREGG L. ENGLES has served as Chairman and Chief Executive Officer of Suiza Foods Corporation since March 1995. Mr. Engles currently serves on the board of directors of Evercom, Inc., Independent Packaging, L.P. and Electrolux, LLC. Mr. Engles also currently serves on the board of directors of various subsidiaries of Suiza Foods Corporation. He has been a director of TCBI since June 1999.

         JOHN C. GOFF is the Managing Principal of Goff Moore Strategic Partners, L.P., a private investment partnership that is currently involved in the management of over $800 million in investments. Goff Moore is the successor to Rainwater, Inc., where Mr. Goff served as senior investment advisor and principal from 1987 to 1994. In 1990, Mr. Goff was responsible for Mr. Richard
E. Rainwater's foray into real estate, designing the strategy and acquiring the assets that led to the initial public offering of Crescent Real Estate Equities Company in April 1994. Mr. Goff served as CEO of Crescent until 1997, when he assumed his current role as Vice Chairman. He currently serves as Vice Chairman and CEO of Crescent. Additionally, Mr. Goff serves as Vice Chairman, President and CEO of Crescent Operating, Inc. and also serves on the board of directors of Gainsco, Inc., The Staubach Company, Open Connect Systems, Inc., Broadband Office, Inc. and the National Association of Real Estate Investment Trusts. He is a graduate of the University of Texas at Austin and is a Certified Public Accountant. He has served as a director of TCBI since June 1999.

         JOSEPH M. (JODY) GRANT has served as Chairman and Chief Executive Officer of TCBI since December 1998 and as Chief Executive Officer of BankDirect since January 1999. Mr. Grant retired as Executive Vice President and Chief Financial Officer of Electronic Data Systems on March 31, 1998, a position he had held since 1990. Previously, he was chairman and chief executive officer of Texas American Bancshares from 1986 through 1989. Mr. Grant currently serves on the board of directors of Metamor Worldwide, Inc., an e-commerce service company, and Data Return Corporation, and is an advisory director of Wingate Partners, Dallas, Texas.

         FREDERICK B. HEGI, JR. is a founding partner of Wingate Partners since July 1987. Mr. Hegi currently serves as Chairman of the board of directors of United Stationers, Inc., a wholesale distributor of office products; Loomis, Fargo & Co., a provider of armored cars, ATM and related services; Tahoka First Bancorp, Inc. and Cedar Creek Bancshares, Inc. He also serves as Chairman and Chief Executive Officer of Kevco, Inc., a wholesale distributor of building products. Mr. Hegi also currently serves on the board of directors of Lone Star Technologies, Inc., Cattle Resources, Inc. and Pro Parts Xpress, Inc. He has been a director of TCBI since June 1999.

         JAMES R. HOLLAND, JR. has served as the President and Chief Executive Officer of Unity Hunt, Inc. since 1991 and Chief Executive Officer of Hunt Capital Group, Inc. since 1993. Mr. Holland currently serves on the board of directors of prosofttraining.com Inc. He has been a director of TCBI since June 1999.

         RALEIGH HORTENSTINE III has served as President of TCBI since March 1999 and as a director of TCBI since June 1999. He served as Executive Vice President of Bank of America, NA in Charlotte, North Carolina from October 1996 to 1998 and as Managing Director from 1982 to October 1996.

         GEORGE F. JONES, JR. has served as a director of TCBI since June 1999 and as President and Chief Executive Officer of the Bank since December 1998. From October 1997 to December 1998, Mr. Jones served as the Chairman of the board of directors of Resource Bank, N.A., a commercial bank acquired by TCBI. From March 1995 to October 1997, he served as Vice President of Mack Financial Group, Inc., a financial investment company. From 1986 to 1993, Mr. Jones served as President and Chief Executive Officer of Northpark Bank, which was acquired by Comerica Bank.

         WALTER (BO) W. MCALLISTER, III has served as Chairman of the board of directors of Texas Insurance Agency, Inc., a property and casualty insurance agency, since 1992. He currently also serves as a trustee for 11 mutual funds managed by US Global Investors. He has been a director of TCBI since June 1999.

         R. DRAYTON MCLANE, JR. has served as Chairman of the McLane Group, L.P. and the Houston Astros since 1992 and serves as an executive officer of all the McLane Group subsidiaries. He also serves as Chairman of the Board of Trustees of Scott and White Memorial Hospital, director of Peapod, Inc., an on-line grocery shopping and delivery service, and director of IGA International, a supermarket development company. He has been a director of TCBI since June 1999.

         LEE ROY MITCHELL has served as Chairman and Chief Executive Officer of Cinemark USA, Inc. since 1985 and serves as an executive officer for many of its subsidiaries. He has been a director of TCBI since June 1999.

         MARSHALL B. PAYNE has served as the Vice President of Cardinal Investment Company, Inc. since July 1983. Mr. Payne also currently serves on the board of directors of LBP, Inc., ACE Cash Express, Inc., Restoration Hardware, Inc. and various private companies. He has been a director of TCBI since June 1999.

         JOHN C. SNYDER, from 1978 to 1999, served as Chairman and Chief Executive Officer of Snyder Oil Corp., a predecessor of Santa Fe Snyder Corporation where he currently serves as Chairman of the board of directors. He also currently serves as a director of SOCO International plc, a UK oil and gas exploration company. He has been a director of TCBI since June 1999.

         THEODORE H. STRAUSS is a Senior Managing Director of Bear Stearns & Co., Inc. Mr. Strauss also serves on the board of directors of Hollywood Casino Corporation, Clear Channel Communications, Inc. and Sizeler Property Investors, Inc. He has been a director of TCBI since June 1999.


REQUIRED VOTE, RECOMMENDATION

         To elect a nominee, a majority of the shares eligible to vote must be voted FOR that nominee. The board of directors recommends a vote FOR the election of each of the nominees.

                                 PROPOSAL NO. 2
             PROPOSED ADOPTION OF 2000 EMPLOYEE STOCK PURCHASE PLAN

         On May 31, 2000, the board adopted the 2000 Employee Stock Purchase Plan. We are seeking approval of the plan to ensure that it qualifies as an "employee plan" within the meaning of Section 423 of the Internal Revenue Code. If the plan is approved by the stockholders, all tax consequences of purchasing shares under the plan will be deferred until the participant sells or otherwise disposes of the shares or dies. Even if stockholder approval is not obtained, the plan will become effective; however, the deferred tax benefits will be lost to the participants.

         Our board of directors recommends the approval of the plan. The plan will provide eligible employees of TCBI (and its participating subsidiaries) with an incentive to advance the best interests of the company and its subsidiaries by providing them a means of voluntarily purchasing common stock at a favorable price and upon favorable terms.

         The following is a summary of the principal provisions of the plan, but it is not intended to be a complete description of all of the terms and provisions of the plan. A copy of the plan is attached hereto as Appendix A.

PURPOSE OF THE 2000 EMPLOYEE STOCK PURCHASE PLAN

         The plan is intended to advance the interests of TCBI and our stockholders. Eligible employees of TCBI or any of our subsidiaries will have an additional incentive to promote the success of TCBI's business. They will also increase their proprietary interest in the success of TCBI.

         Participation in the plan is voluntary and dependent upon each eligible employee's election to participate and his or her determination of the level of participation. We believe that the plan is a necessary tool to help us compete effectively.

ELIGIBILITY

         Only eligible employees may participate in the plan. An "eligible employee" is any employee of TCBI (or any of its participating subsidiaries) who:

         (a)      has been employed continuously for at least 90 days,

         (b)      works for at least 20 hours per week, and

         (c)      works for at least 5 months per calendar year.

However, certain employees who own 5% or more of voting common stock, as well as the founders of the company, may not participate in the plan.

OPERATION

         The plan operates in successive six-month offering periods beginning on each January 1 and July 1. The first offering period will be July 1, 2000 through December 31, 2000.

         In order to participate, for each offering period, an eligible employee must complete a form and designate the amount or whole percentage (between 1% and 10%) of salary to be withheld from the employee's pay during that offering period. A participant may use bonus compensation to participate in the plan if the board gives permission to do so. On the first day of each offering period, we will grant to each participant in the plan an option to purchase shares of common stock. However, no participant will be granted an option to the extent the fair market value of the shares eligible to be purchased by the participant exceeds $25,000 during the calendar year. Any amounts withheld from the employee's salary will be placed in an account maintained under the plan in the employee's name. A participant may change the level of contribution or terminate participation in the plan only 2 times during each offering period.

         On the last day of the offering period, each participant's option will be exercised automatically. With the funds in the participant's account, the plan will purchase common stock at a price that is the lesser of (a) 85% of the fair market value on the first day of the offering period and (b) 85% of the fair market value on the last day of the offering period. The participant will not have any rights as a stockholder with respect to shares acquired upon exercise of an option until the participant receives a stock certificate for the shares.

TERMINATION OF PARTICIPATION

         A participant may elect to terminate contributions to the plan and receive the account balance in cash during an offering period at any time prior to the last day of the offering period. To terminate contributions, the participant must properly complete and file a withdrawal form. A participant's participation in the plan will also terminate if (a) the participant's employment by TCBI (or a participating subsidiary) terminates for any reason, or
(b) the participant is no longer an eligible employee.

         If a participant's participation in the plan terminates during an offering period for any of the reasons discussed in the preceding paragraph:

         (a) the employee may not make any further contributions to the plan for that offering period,

         (b) the employee's option for that offering period will automatically terminate, and

         (c) the plan will pay to the employee all funds in the employee's account in cash without interest.

         A participant's termination from participation in the plan will not affect the employee's ability to participate in any future offering period if the person qualifies as an eligible employee. Nothing in the plan confers upon any participant or eligible employee any right to remain employed by TCBI or a subsidiary.

TRANSFER RESTRICTIONS

         Generally, options and other interests in the plan may not be assigned or transferred.

AUTHORIZED SHARES, LIMITS ON CONTRIBUTIONS

         Up to 80,000 shares of common stock may be issued pursuant to the plan. The shares issued may be authorized but unissued shares, treasury shares or shares purchased on the open market. If a merger, consolidation, recapitalization, stock split, stock dividend, combination of shares, or other change affects the common stock, a proportionate and equitable adjustment will be made to the number of shares subject to the plan and outstanding options.

ADMINISTRATION

         The plan may be administered by the board or by a committee appointed by the board. The committee has the authority to administer, construe and interpret the plan, amend and rescind rules for administering the plan, and make all other determinations necessary or advisable for the administration of the plan. The committee may delegate certain administrative functions to third parties, including officers of TCBI. The plan will not limit the authority of the board or the committee to grant awards or authorize any other compensation, with or without reference to the common stock, under any other plan or authority.

AMENDMENT OR TERMINATION OF THE 2000 EMPLOYEE STOCK PURCHASE PLAN

         The board may amend, modify or terminate the plan at any time and in any manner (without notice) if the existing rights of participants, determined as of the effective date of the amendment, modification or termination are not materially adversely affected by such amendment, modification or termination. Unless previously terminated by the board, the plan will terminate ten years from the effective date of the plan or when no shares remain available for options under the plan.

FEDERAL INCOME TAX CONSEQUENCES

         We intend for the plan to qualify as an "employee plan" under Section 423 of the Internal Revenue Code if it is approved by the stockholders. Withholding from a participant's salary is made after taxes have been withheld from the participant's salary. Generally, the participant will not have any taxable income during the offering period. However, the participant will recognize income (or loss) when the participant sells or disposes of the shares acquired under the plan. If the participant holds the shares (a) for at least 2 years after the first day of the offering period in which the shares were purchased and (b) for at least 1 year after the last day of the offering period in which the shares were purchased, the gain on the sale of the shares will be taxed as ordinary income to the extent of the lesser of: (i) the amount by which the fair market value of the shares on the first day of the offering period exceeds the price at which the shares were purchased by the employee, or (ii) the amount by which the fair market value of the shares at the time of their sale exceeds the price at which the shares were purchased by the employee. Any portion of the gain not taxed as ordinary income will be taxed at capital gain tax rates. TCBI is not entitled to a federal income tax deduction with respect to any shares that are held for the required holding period specified above.

         The foregoing is only a summary of certain federal income tax consequences, is not exhaustive and, among other considerations, does not describe state, local or tax withholding consequences. If the stockholders do not approve the plan, options granted under the plan will be treated as non-qualified stock options, resulting in adverse tax consequences to employees participating in the plan.

REQUIRED VOTE, RECOMMENDATION

         To approve the plan, a majority of the shares eligible to vote must be voted FOR the proposal. The board of directors recommends a vote FOR the approval of the plan.


                                  OTHER MATTERS

         We do not currently know of any other matters that may come before the annual meeting. However, if any other matters are properly presented at the annual meeting, the proxy holders will vote your proxy in their discretion on such matters.


                       MEETINGS OF THE BOARD OF DIRECTORS

         The business of TCBI is managed under the direction of the board of directors. The board meets on a regularly scheduled basis to review significant developments affecting the company and to act on matters requiring board approval. It also holds special meetings when an important matter requires board action between scheduled meetings. The board met four times during the fiscal year ended December 31, 1999. With the exception of Gregg L. Engles, John C. Goff, Frederick B. Hegi, Jr., R. Drayton McLane, Jr. and John C. Snyder, during such period, all members of the board of directors participated in at least 75% of all board meetings and their respective committee meetings.


                      COMMITTEES OF THE BOARD OF DIRECTORS

         The board had three standing committees during fiscal year 1999. The executive committee serves as the nominating committee.

         o EXECUTIVE COMMITTEE. The Executive Committee has the power to act on behalf of the board and to direct and manage the business and affairs of TCBI whenever the board is not in session. Committee members are Theodore H. Strauss (Chairman), Joseph M. Grant (Ex-officio), John C. Goff, James R. Holland, Jr., R. Drayton McLane, Jr. and Marshall B. Payne. During fiscal year 1999, the Executive Committee did not meet.

         o AUDIT COMMITTEE. The Audit Committee reviews the professional services and independence of the company's independent auditors and its accounts, procedures and internal controls. The Audit Committee recommends to the board the firm selected to be our independent auditors and monitors the performance of such firm, reviews and approves the scope of the annual audit, reviews and evaluates with the independent auditors our annual audit and annual consolidated financial statements, reviews with management the status of internal accounting controls, evaluates problem areas having a potential financial impact on TCBI that may be brought to its attention by management, the independent auditors or the board, and evaluates all of our public financial reporting documents. Committee members are Walter W. (Bo) McAllister III (Chairman), Gregg L. Engles and James R. Holland, Jr. During fiscal year 1999, the Audit Committee met two times.

         o COMPENSATION COMMITTEE. The Compensation Committee reviews and approves salaries and bonuses for officers and key employees of TCBI. Committee members are Frederick B. Hegi, Jr. (Chairman), John C. Goff, Lee Roy Mitchell and John C. Snyder. During fiscal year 1999, the Compensation Committee met once.


                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT


         The following table sets forth information as of June 15, 2000 concerning the beneficial ownership of each class of common stock by: (a) each director, director nominee and executive officer, (b) each person we know to beneficially own more than 5% of the issued and outstanding shares of a class of common stock, and (c) all of our executive officers and directors as a group. The persons named in the table have sole voting and investment power with respect to all shares they owned, unless otherwise noted.

                                                    Number of Shares of         Percent of Shares
                                                        common stock             of common stock
Name (1)                                             Beneficially Owned          Outstanding (2)
--------                                            -------------------         -----------------
Joseph M. (Jody) Grant                                  392,793  (3)                     4.1%
Raleigh Hortenstine III                                 171,667  (4)                     1.8%
George F. Jones, Jr.                                    117,724  (5)                     1.2%
Gregory B. Hultgren                                      61,000  (6)                       *
Gregg L. Engles                                          22,066                            *
John C. Goff                                            462,287  (7)                     4.9%
Frederick B. Hegi, Jr.                                  102,759  (8)                     1.1%
James R. Holland, Jr.                                   235,518  (9)                     2.5%
Walter W. (Bo) McAllister III                            18,750                            *
R. Drayton McLane, Jr.                                  248,771                          2.6%
Lee Roy Mitchell                                        104,109  (10)                    1.1%
Marshall B. Payne                                        40,966                            *
John C. Snyder                                          120,666                          1.3%
Theodore H. Strauss                                      80,817  (11)                      *
All 14 officers and directors as a group              2,180,716                         23.0%

--------------

*        Less than 1% of the issued and outstanding shares of the class.

(1) Unless otherwise stated, the address for each person in this table is 2100 McKinney Avenue, Suite 900, Dallas, Texas 75201.

(2) Based upon 9,434,429 shares of common stock issued and outstanding as of June 15, 2000.

(3) Includes 7,000 shares that may be acquired upon exercise of options and 15,000 shares held in a trust of which Mr. Grant is the beneficiary. Also includes 113,208 and 56,604 shares that, pursuant to an agreement among our founders, TCBI has the option to purchase if Mr. Grant ceases to be employed by TCBI before December 10, 2000 and 2001, respectively.

(4) Includes 114,800 shares held by Hortenstine Family Investments, L.P., of which Mr. Hortenstine is the General Partner, and 21,667 shares that may be acquired upon exercise of options. Also includes 14,222 and 7,111 shares that, pursuant to an agreement among our founders, TCBI has the option to purchase if Mr. Hortenstine ceases to be employed by TCBI before December 10, 2000 and 2001, respectively.

(5) Includes 101,459 shares held by G & M Partners Ltd., of which Mr. Jones is the Managing General Partner, and 5,000 shares that may be acquired upon exercise of options. Also includes 25,600 and 12,800 shares that, pursuant to an agreement among our founders, TCBI has the option to purchase if Mr. Jones ceases to be employed by TCBI before December 10, 2000 and 2001, respectively.

(6) Includes 51,800 shares held by Mr. Hultgren and Rose M. Hultgren, his wife, as tenants in common, 4,000 shares that may be acquired upon exercise of options and 2,000 shares that may be acquired upon exercise of options held by Ms. Hultgren. Also includes 11,662 and 5,831 shares that, pursuant to an agreement among our founders, TCBI has the option to purchase if Mr. Hultgren ceases to be employed by TCBI before December 10, 2000 and 2001, respectively.

(7) Shares held by Goff Moore Strategic Partners, L.P., of which Mr. Goff is the managing principal.

(8) Includes 68,566 shares held Valley View Capital Corp. Retirement Savings Trust for the benefit of Dr. Hegi and 12,126 shares held by the F.B. Hegi Trust of which Dr. Hegi is the beneficiary.

(9) Shares held by Hunt Capital Partners, L.P. of which Mr. Holland is President and Chief Executive Officer.

(10) Shares held by T & LRM Family Partnership Ltd. Mr. Mitchell is the Chief Executive Officer of PBA Development, Inc., the general partner of T & LRM.

(11) Includes 47,000 shares held by the Theodore H. Strauss 1999 Irrevocable Trust Agreement of which Mr. Strauss is the beneficiary. Also includes 17,350 and 8,675 shares that, pursuant to an agreement among our founders, TCBI has the option to purchase if Mr. Strauss ceases to be a director of TCBI before December 10, 2000 and 2001, respectively.

         In addition to the voting common stock, we have also issued a class of nonvoting common stock entitled Series A-1 Nonvoting Common Stock. As of June 15, 2000, there were 390,213 shares of Series A-1 Nonvoting Common Stock issued and outstanding, all of which were held by Goff Moore Strategic Partners, L.P.


                             DIRECTORS' COMPENSATION

         Directors do not receive any fees for attending meetings or any other compensation in their capacity as directors. Directors are reimbursed for their travel and reasonable out-of-pocket expenses incurred by them in performing their duties.


                             EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Compensation Committee has the following goals for compensation programs impacting the executive officers of TCBI and the Bank:

         o to provide motivation for the executive officers and to enhance stockholder value by linking their compensation to the value of common stock,

         o to retain the executive officers who have led TCBI and the Bank to high performance levels,

         o to allow TCBI and the Bank to attract high quality executive officers in the future by providing total compensation opportunities consistent with those provided in the industry and commensurate with TCBI's and the Bank's level of performance, and

         o to maintain reasonable "fixed" compensation costs by targeting base salaries at a competitive average.

         The executive compensation package available to executive officers is composed of (a) base salary, (b) annual bonus awards, and (c) long-term incentive compensation, including options and stock awards. None of TCBI's or the Bank's executive officers have employment agreements.

         BASE SALARY. In determining salary levels, the Compensation Committee considers the entire compensation package for executive officers, including the equity compensation provided under stock plans. We intend for the salary levels to be consistent with competitive practices of comparable institutions and each executive's level of responsibility. The Compensation Committee determines the level of any salary increase to take effect at the beginning of each fiscal year after reviewing (a) the qualifications, experience and performance of the executive officers, (b) the compensation paid to persons having similar duties and responsibilities in other institutions, and (c) the size of the bank and the complexity of its operations. The Compensation Committee consulted a survey of compensation paid to executive officers performing similar duties for depository institutions and their holding companies, with particular focus on the level of compensation paid by comparable institutions.

         ANNUAL BONUS AWARDS. In determining bonus awards, the Compensation Committee considers the entire compensation package of the executive officers. The bonus awards are intended to be consistent with each executive officer's level of responsibility and with the competitive practices of comparable financial institutions. The Compensation Committee met once during the year to determine bonus compensation, but TCBI did not pay any bonuses to our executive officers during fiscal year 1999.

         LONG TERM INCENTIVE COMPENSATION. We maintain the Texas Capital Bancshares, Inc. 1999 Omnibus Stock Plan under which employees may receive discretionary grants and awards as determined and awarded solely in the discretion of the Compensation Committee and approved by the full board. The Compensation Committee believes that stock ownership is a significant incentive in aligning the interests of employees and stockholders and building our stockholders' wealth.

         COMPENSATION OF THE CHIEF EXECUTIVE OFFICER. After taking into consideration the factors discussed above, the Compensation Committee entered into a deferred compensation agreement with Mr. Grant providing him a base salary of $275,000 for fiscal year 1999, payable to Mr. Grant in shares of common stock of TCBI. Pursuant to the timely deferral election by Mr. Grant, as evidenced by a duly executed deferred compensation agreement, these shares were placed in a grantor trust of which he is the beneficiary. Pursuant to the terms of the deferred compensation agreement and grantor trust, these shares shall remain general assets of TCBI, subject to the claims of TCBI's general creditors and constitute an unfunded, unsecured promise to pay such compensation to Mr. Grant at a designated future time.

         This report is submitted by the members during fiscal 1999 of the Compensation Committee:

/s/ Lee Roy Mitchell     /s/ Frederick B. Hegi, Jr.    /s/ John C. Goff    /s/ John C. Snyder

SUMMARY COMPENSATION TABLE

         The following table shows, for the years ending December 31, 1999 and 1998, the cash compensation paid and other compensation paid or accrued to the Chief Executive Officer and four other executive officers of TCBI who earned and/or received a salary and bonus in excess of $100,000 (the "Named Executives").

                                                 ANNUAL COMPENSATION               LONG-TERM COMPENSATION
                                    ----------------------------------------------------------------------------
                                                                                     AWARDS             PAYOUTS
                                                                            ------------------------------------
                                                                            RESTRICTED   SECURITIES
                                                              OTHER ANNUAL    STOCK       UNDERLYING      LTIP      ALL OTHER
NAME AND PRINCIPAL POSITION   YEAR  SALARY ($)      BONUS     COMPENSATION     AWARDS    OPTIONS/SARS    PAYOUTS   COMPENSATION
---------------------------   ----  ----------     -------    ------------  ----------   ------------    -------   ------------
  JOSEPH M. (JODY) GRANT      1999  $  6,500 (1)   $     0       $     0         0                0         0        $ 5,976 (3)
    Chairman and Chief        1998  $      0       $     0       $     0         0           35,000         0        $     0
    Executive Officer of
    TCBI

  RALEIGH HORTENSTINE III     1999  $251,800       $     0       $     0         0                0         0        $ 4,377 (3)
    President of TCBI         1998  $      0       $62,500       $     0         0           75,000         0        $     0


  GREGORY B. HULTGREN         1999  $144,200       $     0       $ 7,200 (2)     0                0         0        $     0
    Executive Vice            1998  $      0       $35,000       $     0         0           20,000         0        $     0
    President and Chief
    Financial Officer of
    TCBI

  GEORGE F. JONES, JR.        1999  $229,200       $     0       $ 7,200 (2)     0                0         0        $ 6,106 (3)
    President and Chief       1998  $      0       $37,500       $     0         0           25,000         0        $     0
    Executive Officer of
    the Bank

---------------

(1) Mr. Grant has entered into a deferred compensation agreement with TCBI that allows TCBI to pay Mr. Grant in shares of common stock of TCBI.

(2)      Represents amounts paid to reimburse automotive expenses.

(3)      Represents amounts paid for dues to certain country clubs.


FISCAL YEAR-END OPTION/SAR VALUES

         We did not grant any options to the Named Executives during fiscal year 1999. The Named Executives did not exercise any of their options during fiscal year 1999. The following table sets forth the number and value of options that the Named Executives owned as of June 15, 2000:

                                            NUMBER OF SECURITIES UNDERLYING             VALUE OF UNEXERCISED
                                               UNEXERCISED OPTIONS/SARS               IN-THE-MONEY OPTIONS/SARS
          NAME                                     AT FISCAL YEAR-END                   AT FISCAL YEAR-END (1)
          ----                              -------------------------------           -------------------------
Joseph M. (Jody) Grant                                  35,000 (2)                          $      70,000
Raleigh Hortenstine III                                 75,000 (3)                          $     220,500
Gregory B. Hultgren                                     20,000 (2)                          $      40,000
George F. Jones, Jr.                                    25,000 (2)                          $      50,000

-------------------

(1) Value of options based on a fair market value per share of $14.50, which is based upon the most recent private sales of common stock.

(2) Options issued on October 1, 1998 of which one-fifth are currently exercisable and one-fifth vests on each of October 1, 2000, 2001, 2002 and 2003 with an exercise price of $12.50 per share.

(3) Includes 25,000 options issued on October 1, 1998 of which 5,000 options are currently exercisable and 5,000 options vest on each of October 1, 2000, 2001, 2002 and 2003 with an exercise price of $12.50 per share; and 50,000 options issued in lieu of founder's shares on July 1, 1998 of which 16,666 options are currently exercisable and 16,667 options vest on each of July 1, 2000 and 2001 with an exercise price of $11.09 per share.

COMPENSATION AND STOCK OPTION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         None of the executive officers of TCBI or the Bank serves on the Compensation Committee of the board of directors of TCBI or any compensation committee of any other company.

INDEBTEDNESS OF MANAGEMENT AND TRANSACTIONS WITH CERTAIN RELATED PERSONS

         In the ordinary course of business, the Bank has made loans, and may continue to make loans in the future, to the Bank's and TCBI's officers, directors and employees. The Bank makes all loans to executive officers and directors in the ordinary course of business, on substantially the same terms as those with other customers.


             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities and Exchange Act of 1934 requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file initial reports of ownership and reports of changes in ownership with the SEC. None of the officers, directors or 10% stockholders were required to file such reports during fiscal year 1999.


                              INDEPENDENT AUDITORS

         We have selected Ernst & Young LLP as independent auditors to examine our accounts for fiscal year 2000. Representatives of Ernst & Young LLP are expected to be present at the annual meeting and will have the opportunity to make a statement if they desire to do so. They will also be available to answer appropriate questions.


                             ADDITIONAL INFORMATION

STOCKHOLDER NOMINEES FOR DIRECTOR FOR THIS ANNUAL MEETING

         You may submit proposals for nominees for our board of directors in accordance with Article II, Sections 9 and 10 of our bylaws. If you would like to submit a nomination for director to be considered at this annual meeting, you must deliver notice of any director nominations to us no later than the close of business on June 26, 2000. Director nominations should be directed to:

                         Texas Capital Bancshares, Inc.
                         2100 McKinney Avenue, 9th Floor
                               Dallas, Texas 75201
                                 Attn: Secretary

STOCKHOLDER PROPOSALS FOR ANNUAL MEETING HELD IN 2001

         Stockholder proposals for the 2001 Annual Meeting of Stockholders submitted pursuant to Rule 14a-8 promulgated under the Securities and Exchange Act of 1934 must be received by February 27, 2001, to be considered for inclusion in the proxy statement and proxy for the 2001 Annual Meeting. Stockholder proposals for the 2001 Annual Meeting for which the proponents do not desire them to be included in the 2001 proxy statement and proxy must be received by May 31, 2001. Proposals should be directed to:

                         Texas Capital Bancshares, Inc.
                         2100 McKinney Avenue, 9th Floor
                               Dallas, Texas 75201
                                 Attn: Secretary

FORM 10

         Our Form 10 for Registration of Securities Pursuant to Section 12(g) of the Securities Exchange Act of 1934, filed with the Securities and Exchange Commission on May 1, 2000, including financial statements for fiscal year 1999, accompanies this proxy statement. The Form 10 is not to be deemed part of this Proxy Statement. The Form 10 is subject to a review period by the Securities and Exchange Commission and, therefore, remains subject to change. If we make any material amendment to the Form 10 prior to the annual meeting, we will forward to you the amended Form 10.


                                            By Order of the board of directors



                                            Larry A. Makel
                                            Secretary

Dallas, Texas
June 16, 2000

                                                                      APPENDIX A


                          TEXAS CAPITAL BANCSHARES INC.

                        2000 EMPLOYEE STOCK PURCHASE PLAN



                                    ARTICLE I
                            ESTABLISHMENT OF THE PLAN

         Texas Capital Bancshares, Inc. hereby establishes the Texas Capital Bancshares, Inc. 2000 Employee Stock Purchase Plan (the "Plan") upon the terms and conditions hereinafter stated.


                                   ARTICLE II
                               PURPOSE OF THE PLAN

         The purpose of the Plan is to provide employees of Texas Capital Bancshares, Inc. and its Subsidiaries (hereinafter referred to as "Bancshares") with an opportunity to purchase Common Stock of Bancshares. It is the intention of Bancshares to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.


                                   ARTICLE III
                                   DEFINITIONS

         (a) "Account" shall mean the bookkeeping account maintained by Bancshares, or by a record keeper on behalf of Bancshares, for a Participant pursuant to Article VII(a).

         (b) "Board" shall mean the Board of Directors of Bancshares.

         (c) "Code" shall mean the Internal Revenue Code of 1986, as amended.

         (d) "Committee" shall mean the committee that may be appointed by the Board to administer this Plan pursuant to Article XII.

         (e) "Common Stock" shall mean the common stock of Bancshares.

         (f) "Compensation" shall mean an Eligible Employee's regular earnings, overtime pay, sick pay and vacation pay. Compensation also includes any amounts contributed as salary reduction contributions to a plan qualifying under Section 401(k) of the Code. Any other form of remuneration is excluded from Compensation, including (but not limited to) the following: commissions, incentive compensation, bonuses, prizes, awards, housing allowances, stock option exercises, stock appreciation rights, restricted stock exercises, performance awards, auto allowances, tuition reimbursement and other forms of imputed income.

         (g) "Contributions" shall mean all bookkeeping amounts credited to the Account of a Participant pursuant to Article VII(a).

         (h) "Eligible Employee" shall mean any common law employee of Bancshares. Notwithstanding the foregoing, "Eligible Employee" shall not include any employee who (i) has not as of the Grant Date completed at least 90 days of continuous full-time employment with Bancshares, (ii) whose customary employment is for less than 20 hours per week, or (iii) whose customary employment is for not more than five months in a calendar year.

         (i) "Effective Date" shall mean July 1, 2000.

         (j) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         (k) "Exercise Date" shall mean, with respect to an Offering Period, the last day of that Offering Period.

         (l) "Fair Market Value" shall mean the value of Bancshares' Common Stock on a particular date as determined by the Board (or Committee) in good faith; provided that, in the event the Common Stock becomes registered under
Section 12 of the Exchange Act, the Fair Market Value of Bancshares' Common Stock shall mean the last reported sale price per share of Common Stock on such date, or in case no such sale takes place on such date, the average of the closing and asking prices, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on a national securities exchange or included for quotation on the Nasdaq market, or if the Common Stock is not listed or admitted for trading or included for quotation, the last quote price, or if the Common Stock is not so quoted, the average of the high bid and low asked prices, in the over-the-counter market, as reported by the NASD Automatic Quotation System or, if such system is no longer in use, the principal other automated quotations system that may then be in use or, if the Common Stock is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Stock as selected in good faith by the Committee. If the relevant date is not a trading day, the determination shall be made as of the next preceding trading day. As used herein, the term "trading day" means a day on which public trading of securities occurs and as reported in the principal consolidated reporting system referred to above, or if the Common Stock is not listed or admitted to trading on a national market securities exchange or included for quotation on the Nasdaq National Market, any business day.

         (m) "Grant Date" shall mean the first day of each Offering Period.

         (n) "Offering Period" shall mean the six-consecutive month period commencing on each January 1 and July 1.

         (o) "Option" shall mean the stock option to acquire Shares granted to a Participant pursuant to Article VIII.

         (p) "Option Price" shall mean the per share exercise price of an Option as determined in accordance with Article VIII(b).

         (q) "Participant" shall mean an Eligible Employee who has elected to participate in this Plan and who has filed a valid and effective Subscription Agreement to make Contributions pursuant to Article VI.

         (r) "Plan" shall mean this Texas Capital Bancshares Inc. 2000 Employee Stock Purchase Plan, as amended from time to time.

         (s) "Rule 16b-3" shall mean Rule 16b-3 promulgated under Section 16.

         (t) "Section 16" shall mean Section 16 of the Exchange Act.

         (u) "Share" shall mean a share of Common Stock.

         (v) "Subscription Agreement" shall mean the written agreement filed by an Eligible Employee with Bancshares pursuant to Article VI to participate in this Plan.

         (w) "Subsidiaries" shall mean any present or future corporation(s) which (i) would be a "subsidiary corporation" of Texas Capital Bancshares, Inc. as that term is defined in Section 424 of the Code and is (ii) designated as a participant in the Plan by the Board.

                                   ARTICLE IV
                                   ELIGIBILITY

         (a) Any person who is an Eligible Employee as of the Grant Date of a given Offering Period shall be eligible to participate in such Offering Period under the Plan, subject to the requirements of Article VI and the limitations imposed by Section 423(b) of the Code.

         (b) Notwithstanding anything else contained herein, a person who is otherwise an Eligible Employee shall not be granted any Option or other right to purchase Shares under this Plan to the extent it would, if exercised, cause the person to own "stock" (as such term is defined for purposes of Section 423(b)(3) of the Code) possessing 5% or more of the total combined voting power or value of all classes of stock of Bancshares. In addition, no Employee shall be granted an Option which permits his rights to purchase Shares under the Plan (and under all employee stock purchase plans of Bancshares qualified under Section 423 of the Code) at a rate which exceed $25,000 of the fair market value of the stock of Bancshares (determined at the time the right to purchase such Stock is granted) for each calendar year during which such right is outstanding. For this purpose, a right to purchase Shares accrues when it first becomes exercisable during the calendar year. In determining whether the stock ownership of an Eligible Employee equals or exceeds the 5% limit set forth above, the rules of
Section 424(d) of the Code (relating to attribution of stock ownership) shall apply.


                                    ARTICLE V
                                OFFERING PERIODS

        The Plan shall be implemented by a series of Offering Periods of six (6) months duration, with new Offering Periods commencing on or about January 1 and July 1 of each year (or at such other time or times as may be determined by the Board). The initial Offering Period shall commence on the Effective Date. The Plan shall continue until terminated in accordance with Article XVIII hereof.

        The Board shall have the power to change the duration and/or the frequency of Offering Periods with respect to future offerings without shareholder approval if such change is announced at least five (5) days prior to the scheduled beginning of the first offering Period to be affected.


                                   ARTICLE VI
                                  PARTICIPATION

         An Eligible Employee may become a participant in this Plan by completing a Subscription Agreement on a form approved by and in a manner prescribed by the Board (or Committee). To become effective, Subscription Agreements must be filed with Bancshares prior to the next occurring Grant Date and must set forth the percentage or dollar amount of the Eligible Employee's Compensation (which shall not be less than 1% and not more than 10% of such Eligible Employee's Compensation) to be credited to the Participant's Account as Contributions for each pay period. Subscription Agreements shall contain the Eligible Employee's authorization and consent to Bancshares' withholding from his or her Compensation the amount of his or her Contributions. A Subscription Agreement shall automatically remain valid for subsequent Offering Periods until revoked by a Subscription Agreement filed pursuant to Article VII(d) or terminated by the Participant.


                                   ARTICLE VII
                            PAYMENT OF CONTRIBUTIONS

         (a) Bancshares shall maintain on its books, or cause to be maintained by a recordkeeper, an Account in the name of each Participant. The percentage of Compensation elected to be applied as Contributions by a Participant shall be deducted from such Participant's Compensation on each payday during the period for payroll deductions set forth below and such payroll deductions shall be credited to that Participant's Account as soon as administratively practicable after such date. A Participant may not make any additional payments to his or her Account. A Participant's Account shall be reduced by any amounts used to pay the Option Price of Shares acquired, or by any other amounts distributed pursuant to the terms hereof.

         (b) Payroll deductions with respect to an Offering Period shall commence as of the first day of the payroll period which coincides with or immediately follows the applicable Grant Date and shall end on the last day of the payroll period which coincides with or immediately precedes the applicable Exercise Date, unless sooner terminated by the Participant as provided in this Article or until his or her participation terminates pursuant to Article XI.

         (c) A Participant may terminate his or her Contributions during an Offering Period by completing and filing with Bancshares, in such form and on such terms as the Board may prescribe, a written withdrawal form which shall be signed by the Participant. Such termination shall be effective as soon as administratively practicable after its receipt by Bancshares.

         (d) A Participant may change the level of his or her Contributions by completing and filing with Bancshares, in such form and on such terms as the Board may prescribe, a new Subscription Agreement which shall be signed by the Participant. The Subscription Agreement must set forth the percentage or dollar amount of the Eligible Employee's Compensation (which shall not be less than 1% and not more than 10% of such Eligible Employee's Compensation) to be credited to the Participant's Account as Contributions for each pay period. Any such changes must be filed with Bancshares prior to the next occurring Grant Date. Such change shall be effective as of the next occurring Grant Date. Any Subscription Agreement made pursuant to this Article VII(d) will revoke any then outstanding Subscription Agreement.


                                  ARTICLE VIII
                                 GRANT OF OPTION

         (a) On each Grant Date, each Eligible Employee who is a participant during that Offering Period shall be granted an Option to purchase a number of Shares. The Option shall be exercised on the Exercise Date. The number of Shares subject to the Option shall be determined by dividing the Participant's Account balance as of the applicable Exercise Date by the Option Price.

         (b) The Option Price per Share of the Shares subject to an option shall be 85% of the Fair Market Value of a Share on the applicable Grant Date of each Offering Period.


                                   ARTICLE IX
                               EXERCISE OF OPTION

        Unless a Participant's participation is terminated as provided in
Article XI, his or her option to purchase Shares shall be exercised automatically on the Exercise Date for that Offering Period, without any further action on the Participant's part, and the maximum number of Shares subject to such option shall be purchased at the Option Price with the balance in such Participant's Account. The Board (or Committee), in its discretion and prior to the applicable offering Period, shall limit the purchase of fractional Shares under the Plan; provided that if any amount (which is not sufficient to purchase a whole Share) remains in a Participant's Account after the exercise of his or her Option on the Exercise Date: (i) such amount shall be credited to such Participant's Account for the next Offering Period, if he or she is then a Participant; or (ii) if such Participant is not a Participant in the next offering Period, or if the Board (or Committee) so elects, such amount shall be refunded to such Participant as soon as administratively practicable after such date.


                                    ARTICLE X
                                    DELIVERY

         As soon as administratively practicable after an Exercise Date, Bancshares shall deliver to each Participant a certificate representing the Shares purchased upon exercise of his or her Option. Bancshares may make available an alternative arrangement for delivery of Shares to a recordkeeping service. The Board (or Committee), in its discretion, either may require or permit the Participant to elect that such certificates be delivered to such recordkeeping service. Bancshares may serve as the recordkeeping service. In the event Bancshares is required to obtain from any commission or agency the authority to issue any such certificate, Bancshares will seek to obtain such authority. Inability of Bancshares to obtain from any such commission or agency the authority which counsel for Bancshares deems necessary for the lawful issuance of any such certificate shall relieve Bancshares from liability to any Participant except to return to the Participant the amount of the balance in his or her Account.


                                   ARTICLE XI
              TERMINATION OF EMPLOYMENT; CHANGE IN ELIGIBLE STATUS

        (a) Upon a Participant's termination from employment with Bancshares for any reason or in the event that a Participant is no longer an Eligible Employee or if the Participant elects to terminate Contributions pursuant to Article VII, at any time prior to the last day of an Offering Period in which he or she participates, such Participant's Account shall be paid to him or her in cash, or, in the event of such Participant's death, paid to the person or persons entitled thereto under Article XIII, and such Participant's Option for that Offering Period shall be automatically terminated.

        (b) A Participant's termination of Plan participation precludes the Participant from again participating in this Plan during that Offering Period. However, such termination shall not have any effect upon his or her ability to participate in any succeeding Offering Period, provided that the applicable eligibility and participation requirements are again met. A Participant's termination from Plan participation shall be deemed to be a revocation of that Participant's Subscription Agreement and such Participant must file a new Subscription Agreement to resume Plan participation in any succeeding Offering Period.


                                   ARTICLE XII
                                 ADMINISTRATION

         The Board, or a committee named by the Board, shall supervise and administer the Plan and shall have full power to adopt, amend and rescind any rules deemed desirable and appropriate for the administration of the Plan and not inconsistent with the Plan, to construe and interpret the Plan, and to make all other determinations necessary or advisable for the administration of the Plan.


                                  ARTICLE XIII
                           DESIGNATION OF BENEFICIARY

         (a) A Participant may file, in a manner prescribed by the Board, a written designation of a beneficiary who is to receive any Shares or cash from such Participant's Account under this Plan in the event of such Participant's death. If a Participant's death occurs subsequent to the end of an Offering Period but prior to the delivery to him or her of any Shares deliverable under the terms of this Plan, such Shares and any remaining balance of such Participant's Account shall be paid to such beneficiary (or such other person as set forth in Article XIII(b)) as soon as administratively practicable after Bancshares receives notice of such Participant's death and any outstanding unexercised option shall terminate. If a Participant's death occurs at any other time, the balance of such Participant's Account shall be paid to such beneficiary (or such other person as set forth in Article XIII(b)) in cash as soon as administratively practicable after Bancshares receives notice of such Participant's death and such Participant's Option shall terminate. If a Participant is married and the designated beneficiary is not his or her spouse, spousal consent shall be required for such designation to be effective.

         (b) Beneficiary designations may be changed by the Participant (and his or her spouse, if required) at any time on forms provided and in the manner prescribed by the Board. If a Participant dies with no validly designated beneficiary under this Plan who is living at the time of such Participant's death, Bancshares shall deliver all Shares and/or cash payable pursuant to the terms hereof to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed, Bancshares, in its discretion, may deliver such Shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to Bancshares, then to such other person as Bancshares may designate.

                                   ARTICLE XIV
                                 TRANSFERABILITY

         Neither Contributions credited to a Participant's Account nor any Options or rights with respect to the exercise of options or right to receive Shares under this Plan may be anticipated, alienated, encumbered, assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Article XIII) by the Participant. Any such attempt at anticipation, alienation, encumbrance, assignment, transfer, pledge or other disposition shall be without effect and all amounts shall be paid and all shares shall be delivered in accordance with the provisions of this Plan. Amounts payable or Shares deliverable pursuant to this Plan shall be paid or delivered only to the Participant or, in the event of the Participant's death, to the Participant's beneficiary pursuant to Article XIII.


                                   ARTICLE XV
                             USE OF FUNDS; INTEREST

         All Contributions received or held by Bancshares under this Plan will be included in the general assets of Bancshares and may be used for any corporate purpose. No interest will be paid to any Participant or credited to his or her Account under this Plan.


                                   ARTICLE XVI
                                   STATEMENTS

         Statements shall be provided to Participants as soon as administratively practicable following an Exercise Date. Each Participant's statement shall set forth, as of such Exercise Date, the Participant's Account balance immediately prior to the exercise of his or her Option, the Fair Market Value of a Share, the Option Price, the number of Shares purchased and his or her remaining Account balance, if any.


                                  ARTICLE XVII
                     ADJUSTMENTS OF AND CHANGES IN THE STOCK

         (a) The following provisions will apply if any extraordinary dividend or other extraordinary distribution occurs in respect of the Shares (whether in the form of cash, Common Stock, other securities, or other property), or any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend), reverse stock split, reorganization, merger, combination, consolidation, split-up, spin-off, combination, repurchase, or exchange of Common Stock or other securities of Bancshares, or any similar, unusual or extraordinary corporate transaction (or event in respect of the Common Stock) or a sale of substantially all the assets of Bancshares occurs. The Board will, in such manner and to such extent (if any) as it deems appropriate and equitable:

                  (i) proportionately adjust any or all of: (a) the number and type of Shares (or other securities) that thereafter may be made the subject of Options; (b) the number, amount and type of Shares (or other securities or property) subject to any or all outstanding Options; (c) the Option Price of any or all outstanding options; or (d) the securities, cash or other property deliverable upon exercise of any outstanding options, or

                  (ii) in the case of an extraordinary dividend or other distribution, recapitalization, reclassification, merger, reorganization, consolidation, combination, sale of assets, split up, exchange, or spin off, make provision for the substitution, settlement, or exchange of any or all outstanding Options or the cash, securities or property deliverable to the holder of any or all outstanding Options based upon the distribution or consideration payable to holders of the Common Stock upon or in respect of such event.

In each case, no such adjustment will be made that would cause this Plan to violate Section 423 of the Code or any successor provisions without the written consent of a simple majority of the Participants materially adversely affected thereby. In any of such events, the Committee may take such action sufficiently prior to such event if necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the underlying shares in the same manner as is available to stockholders generally.

         (b) Upon a dissolution of Bancshares, or any other event described in
Article XVII(a) that Bancshares does not survive, the Plan and, if prior to the last day of an offering Period, any outstanding option granted with respect to that Offering Period shall terminate, subject to any provision that has been expressly made by the Board through a plan or reorganization approved by the Board or otherwise for the survival, substitution, assumption, exchange or other settlement of the Plan and Options. In the event a Participant's Option is terminated pursuant to this Article XVII(b), such Participant's Account shall be paid to him or her in cash.


                                  ARTICLE XVIII
                     TERM OF PLAN; AMENDMENT OR TERMINATION

         (a) This Plan shall become effective as of the Effective Date. No new Offering Periods shall commence on or after the tenth anniversary of the Effective Date and this Plan shall terminate on such date unless sooner terminated pursuant to this Article.

         (b) The Board may amend, modify or terminate this Plan at any time without notice. Shareholder approval for any amendment or modification shall not be required, except to the extent required by Section 423 of the Code or other applicable law, or deemed necessary or advisable by the Board. No amendment, modification, or termination pursuant to this Article shall, without the written consent of the Participants, affect in any manner materially adverse to the Participants any rights or benefits of such Participants or obligations of Bancshares under any option granted under this Plan prior to the effective date of such change. Changes contemplated by Article XVII shall not be deemed to constitute changes or amendments requiring Participant consent. Notwithstanding the foregoing, the Board shall have the right to designate from time to time the Subsidiaries, if any, whose employees may be eligible to participate in this Plan and such designation shall not constitute any amendment to this Plan requiring shareholder approval.


                                   ARTICLE XIX
                                     NOTICES

         All notices or other communications by a Participant to Bancshares contemplated by the Plan shall be deemed to have been duly given when received in the form and manner specified by the Board (or Committee) at the location, or by the person, designated by the Board (or Committee) for that purpose.


                                   ARTICLE XX
                       CONDITIONS UPON ISSUANCE OF SHARES

         Shares shall not be issued with respect to an Option unless the exercise of such Option and the issuance and delivery of such Shares complies with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, any applicable state securities laws, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed.

         As a condition precedent to the exercise of any Option, if, in the opinion of counsel for Bancshares such a representation is required under applicable law, Bancshares may require any person exercising such Option to represent and warrant that the Shares subject thereto are being acquired only for investment and without any present intention to sell or distribute such Shares.

                                   ARTICLE XXI
                                PLAN CONSTRUCTION

         (a) It is the intent of Bancshares that transactions in and affecting Options in the case of Participants who are or may be subject to the prohibitions of Section 16 satisfy any then applicable requirements of Rule 16b-3 so that such persons (unless they otherwise agree) will be entitled to the exemptive relief of Rule 16b-3 in respect of those transactions and will not be subject to avoidable liability thereunder. Accordingly, this Plan shall be deemed to contain and the Shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by Rule 16b3 to qualify for the maximum exemption from Section 16 with respect to Plan transactions.

         (b) If any provision of this Plan or of any option would otherwise frustrate or conflict with the intents expressed above, that provision to the extent possible shall be interpreted so as to avoid such conflict. If the conflict remains irreconcilable, the Board may disregard the provision if it concludes that to do so furthers the interest of Bancshares and is consistent with the purposes of this Plan as to such persons in the circumstances.


                                  ARTICLE XXII
                                EMPLOYEES' RIGHTS

         Nothing in this Plan (or in any agreement related to this Plan) shall confer upon any Eligible Employee or Participant any right to continue in the service or employ of Bancshares or constitute any contract or agreement of service or employment, or interfere in any way with the right of Bancshares to reduce such person's compensation or other benefits or to terminate the services or employment or such Eligible Employee or Participant, with or without cause, but nothing contained in this Plan or any document related hereto shall affect any other contractual right of any Eligible Employee or Participant. No Participant shall have any rights as a shareholder until a certificate for Shares has been issued in the Participant's name following exercise of his or her Option. No adjustment will be made for dividends or other rights as a shareholder for which a record date is prior to the issuance of such Share certificate. Nothing in this Plan shall be deemed to create any fiduciary relationship between Bancshares and any Participant.


                                  ARTICLE XXIII
                       COMMON STOCK AVAILABLE FOR THE PLAN

         The aggregate number of Shares of Common Stock which may be issued pursuant to this Plan shall be 80,000 Shares of Bancshares' Common Stock. If, and to the extent, that the number of issued Shares of Common Stock shall be increased or reduced by change in par value, split up, reclassification, distribution of a dividend payable in Common Stock, or the like, the number of Shares subject to grant hereunder and the Option Price thereof shall be proportionately adjusted.


                                  ARTICLE XXIV
          DISPOSITIONS OF STOCK, RIGHT OF FIRST REFUSAL AND REPURCHASE

         (a) Prior to the date on which Bancshares' Common Stock is offered for sale to the public following successful registration of the stock with the Securities and Exchange Commission, the Participant may not sell, exchange, transfer, pledge or otherwise dispose of any Common Stock acquired through the exercise of an Option granted hereunder until after the expiration of a six (6) month holding period measured from the Exercise Date following the transfer of such Common Stock to the Participant.

         (b) In the event that, prior to the date on which Bancshares' Common Stock is offered for sale to the public following successful registration of the Common Stock with the Securities and Exchange Commission, the Participant shall incur a termination of employment for any reason, Bancshares, following the six
(6) month holding period described in Article XXIV(a), shall have the right, but not the obligation, to repurchase at any time some or all of Participant's Shares of Common Stock acquired through the exercise of an Option granted herein at the Fair Market Value of such Common Stock at the date of repurchase.

         (c) Prior to the date on which Bancshares' Common Stock is offered for sale to the public following successful registration of the stock with the Securities and Exchange Commission, Bancshares, following the six (6) month holding period described in Article XXIV(a), shall have the right of first refusal with respect to Participant's Shares of Common Stock at a purchase price equal to the lower of the Fair Market Value at date of repurchase or the price offered by a bona fide purchaser. The Participant shall, as a condition precedent to his or her right to sell such shares of Common Stock to purchaser, comply with the following procedure:

                  (i) By written notice (the "Notice"), the Participant shall inform Bancshares of the purchaser's offer, the number of Shares of Common Stock proposed to be transferred , the price per Share, the proposed closing date (which shall be no sooner than fifty (50) days from the date of the Notice), all other terms and conditions of the purchaser's offer and shall further contain an offer to sell all of the offered Shares to Bancshares or its assign pursuant to the terms and provisions of this Article XXIV and on the same terms and conditions contained in the purchaser's offer.

                  (ii) Bancshares, at its option, exercisable within twenty (20) days of the receipt of the Notice, may purchase all or any part of the offered Shares. In addition, Bancshares shall be entitled to assign its right to purchase the offered Shares to one or more third parties.

                  (iii) If Bancshares shall elect to purchase some or all of the offered Shares, it shall deliver notice of the exercise of its option to the Participant not later than the twentieth day following receipt of the Notice. In addition, if Bancshares shall assign some or all of its right to purchase the offered Shares to a third party, it shall deliver notice of such assignment, together with the number of the offered shares to be purchased by such third party, not later than the twentieth day following receipt of the Notice. Following delivery of Bancshares' (or the third party) notice of exercise of the option granted herein to purchase the offered Shares, Bancshares shall set a closing date, which shall not be later than twenty days following the delivery of Bancshares' (or the third party's) notice of intent to purchase offered Shares.

                  (iv) To the extent that Bancshares and its assigns shall elect to purchase less than all of the offered Shares, the Participant shall thereafter be entitled to sell those offered Shares not being so purchased upon the terms and conditions set forth in the Notice. Any modification of such terms and conditions shall require additional compliance with the provisions set forth in this Article XXIV.

         (d) In the event that Bancshares exercises its rights under this
Article XXIV with regard to, the Participant's Shares, it has the right to tender such purchase price in installments, with interest, over a period not to exceed twelve (12) months. For purposes of such an installment payment, interest shall be calculated and paid not less frequently than annually, and shall equal the prime rate of interest charged by Bancshares' primary bank.


                                   ARTICLE XXV
                                  MISCELLANEOUS

         (a) This Plan and related documents shall be governed by, and construed in accordance with, the laws of the State of Delaware. If any provision shall be held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions of this Plan shall continue to be fully effective.

         (b) Captions and headings are given to the articles of this Plan solely as a convenience to facilitate reference. Such captions and headings shall not be deemed in any way material or relevant to the construction of interpretation of this Plan or any provision hereof.

         (c) The adoption of this Plan shall not affect any other compensation or incentive plans in effect for Bancshares. Nothing in this Plan shall be construed to limit the right of Bancshares (i) to establish any other forms of incentives or compensation for employees of Bancshares, or (ii) to grant or assume options (outside the scope of and in addition to those contemplated by this Plan) in connection with any proper corporate purpose.

         IN WITNESS WHEREOF, Bancshares has caused its duly authorized officers to execute this Texas Capital Bancshares, Inc. 2000 Employee Stock Purchase Plan, and to apply the Corporate seal hereto as of May 31, 2000.




         TEXAS CAPITAL BANCSHARES, INC.



         By:      /s/ Joseph M. Grant
                  ------------------------------------
                  Joseph M. Grant
                  Chairman and Chief Executive Officer

                                 REVOCABLE PROXY
                         TEXAS CAPITAL BANCSHARES, INC.
                         ANNUAL MEETING OF STOCKHOLDERS

                                  July 18, 2000
                                    5:00 P.M

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Joseph M. Grant and Raleigh Hortenstine III, each with full power of substitution, to act as proxies for the undersigned, and to vote all shares of common stock of Texas Capital Bancshares, Inc. that the undersigned is entitled to vote at the Annual Meeting of Stockholders, on Tuesday, July 18, 2000 at 5:00 p.m. in the offices of Texas Capital Bank, National Association at 2100 McKinney Avenue, 9th Floor, Dallas, Texas 75201, and at any and all adjournments thereof, as set forth below.

         This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted FOR the nominees as directors specified and FOR each of the proposals listed. If any other business is presented at the annual meeting, including whether or not to adjourn the meeting, this proxy will be voted by those named in this proxy in their discretion. At the present time, the board of directors knows of no other business to be presented at the annual meeting.


                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

[X] Please mark your votes as indicated

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE
                LISTED NOMINEES AND "FOR" EACH OF THE PROPOSALS.

1. The Election as Directors of All Nominees Listed (except as marked to the contrary below).

[X]  FOR          [X]  VOTE WITHHELD

Gregg L. Engles                          Raleigh Hortenstine III                Lee Roy Mitchell
John C. Goff                             George F. Jones, Jr.                   Marshall B. Payne
Joseph M. (Jody) Grant                   Walter W. (Bo) McAllister III          John C. Snyder
Frederick B. Hegi, Jr.                   R. Drayton McLane, Jr.                 Theodore H. Strauss
James R. Holland, Jr.

INSTRUCTION: To withhold your vote for any individual nominee, write the nominee's name below:


--------------------------------------------------------------------------------

2. Approval of the Texas Capital Bancshares, Inc. 2000 Employee Stock Purchase Plan.

[X]  FOR          [X]  AGAINST          [X]  ABSTAIN


PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

The undersigned acknowledges receipt from Texas Capital Bancshares, Inc. prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders, the Texas Capital Bancshares, Inc. Proxy Statement, dated June 16, 2000, and the Form 10 for Registration of Securities Pursuant to Section 12(g) of the Securities Exchange Act of 1934.


-----------------------------------------               ------------------------
Signature of Stockholder                                Date


-----------------------------------------               ------------------------
Signature of Stockholder                                Date

PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THE LABEL ON THE REVERSE SIDE OF THIS CARD. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.